UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2012

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33156 (Commission File Number)	20-4623678 (I.R.S. Employer Identification No.)

350 West Washington Street
Suite 600
Tempe, Arizona 85281
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (602) 414-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
Signatures
EX-99.1: Press Release

Item 2.02    Results of Operations and Financial Condition.

On August 1, 2012, First Solar, Inc. is issuing a press release and holding a conference call regarding its financial results for the second quarter ended June 30, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on a Current Report on Form 8-K/A filed with the Securities and Exchange Commission on December 29, 2011, First Solar entered into an employment agreement (the “Employment Agreement”) with Michael J. Ahearn, the Company’s Chairman of the Board of Directors, in connection with Mr. Ahearn’s appointment as interim Chief Executive Officer effective October 25, 2011.  As previously reported on a Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 4, 2012, James A. Hughes succeeded Mr. Ahearn as Chief Executive Officer effective May 3, 2012.  Effective July 30, 2012, Mr. Ahearn resigned as an employee of the Company and the Employment Agreement terminated.  Effective July 31, 2012, Mr. Ahearn shall receive non-associate director compensation for his service as Chairman of the Board.  Such compensation consists of: (i) annual cash compensation of $150,000 (payable quarterly in four equal installments), and (ii) annual equity compensation in the form of a $200,000 stock grant (granted quarterly in four equal installments).

In addition, the Company’s Board of Directors appointed James Hughes, the Company’s Chief Executive Officer, to the Board of Directors effective July 30, 2012. Mr. Hughes is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of First Solar, Inc. dated August 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.
(Registrant)

Date: August 1, 2012	By:	/s/ Mary Beth Gustafsson
	Name:	Mary Beth Gustafsson
	Title:	Executive Vice President, General Counsel and Secretary